Exhibit 10.1

FC GLOBAL REALTY INCORPORATED

and

GADSDEN GROWTH PROPERTIES, L.P.

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”), dated as of August 2, 2019, by and among FC Global Realty Incorporated, a Nevada corporation (the “Company”), Gadsden Growth Properties, L.P., a Delaware limited partnership and subsidiary of the Company ( “Gadsden”), and the investors that have purchased the Securities (as defined below) in the Offering (as defined below) (each an “Investor” and collectively, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company and Gadsden desire to sell in a private placement offering to the Investors (the “Offering”) through National Securities Corporation, in its capacity as the Placement Agent (the “Placement Agent”), and the Investors desire to purchase from the Company and Gadsden through the Placement Agent, (i) up to $15,000,000 of Senior Subordinated Secured Promissory Notes of Gadsden, subject to the Loan and Security Agreement (the “Loan Agreement”) and promissory note (the “Note”), guaranteed by the Company, both substantially in the form of Exhibit B attached hereto and (ii) 3-year Warrants to purchase up to $3,000,000 worth of the shares of the Company’s common stock, $.01 par value (the “Common Stock”), substantially in the form attached hereto as Exhibit C (the “Warrants” and together with the Loan Agreement and Notes, the “Securities”), with the number of shares issuable upon exercise of the Warrants to be determined by the volume weighted average closing price of the Company’s Common Stock for the 20 trading days after the issuance of the Warrants;

WHEREAS, the Company is conducting the offering as described in the Confidential Private Placement Memorandum, dated June 10, 2019, as may be supplemented and amended (the “Memorandum”); and

WHEREAS, the Company and the Placement Agent intend to direct the offering to only Investors that are “accredited investors” as defined under the Securities Act of 1933, as amended (the “Securities Act”), that also will have additional financial assets above those persons usually classified as “accredited investors” and have had investment experience in transactions of a similar sort, including real estate characteristics, all as determined in the discretion of the Company and the Placement Agent;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Purchase and Sale of the Securities.

1.1. Issuance and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Loan Agreement, Note and Warrant, the Investors, severally and not jointly, agree to purchase at one or more closings, each a Closing (as hereafter defined), and Gadsden agrees to issue and sell to the Investors at a Closing, the principal amount of Notes set forth opposite each Investor’s name on the Omnibus Signature Page and Questionnaire (the “Omnibus Signature Page”) to this Agreement, the Loan Agreement and Warrant, and the Company agrees to sell to the Investors the corresponding number of Warrants.

1.2. Payment.

(a) Any Investor purchasing Securities is enclosing with its delivery of its Omnibus Signature Page hereto a check payable to, or will promptly make a wire transfer payment to, “Signature Bank, as Escrow Agent for FC Global Realty Incorporated” in the full amount of the purchase price of the Securities being subscribed for (the “Purchase Price”) as specified on the Omnibus Signature Page.

(b) All payments made by check as provided in this Section 1.2 shall be promptly deposited by the Company or the Placement Agent with Signature Bank (the “Escrow Agent”), and all payments hereunder shall be held in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the Closing (as defined below), (b) the rejection of such proposed investment by the Company or the Placement Agent, which rejection, for any or no reason, is at the sole discretion of the Company or the Placement Agent, and (c) the termination of the Offering by the Company or the Placement Agent.

1.3. Closing.

(a) The initial closing of the purchase and sale of Securities under this Agreement (the “Initial Closing”) shall be held at the law offices of Bevilacqua PLLC, 1050 Connecticut Avenue, NW, Suite 500, Washington, D.C. 20036 (or remotely via the exchange of documents and signatures), on the closing date described in the Memorandum, which period may be extended by the Company and the Placement Agent (the date of a Closing is hereinafter referred to as the “Closing Date”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified with each Closing occurring after the Initial Closing referred to as a “Subsequent Closing.”

(b) After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, up to the balance of the Securities not sold at the Initial Closing (collectively, the “Additional Securities”) in one or more Subsequent Closings, to one or more purchasers (the “Additional Investors”) as shall be determined by the Company in its sole discretion, provided that (i) such Subsequent Closing is consummated on or prior to December 31, 2019 (as may be subsequently extended to June 30, 2020 upon the mutual consent of the Placement Agent and the Company) and (ii) each Additional Investor shall become a party to this Agreement and the Loan Agreement, (as defined below), by executing and delivering a Confidential Purchase Questionnaire and a counterpart Omnibus Signature Page to this Agreement, the Loan Agreement and the Warrant.

(c) At each Closing, the Company shall deliver the Securities to each Investor participating in such Closing against payment of the Purchase Price to the Company as described above, along with delivery by each such Investor of the Confidential Purchaser Questionnaire to the Placement Agent and a counterpart Omnibus Signature Page to this Agreement, the Loan Agreement and the Warrant. The Omnibus Signature Page and the Confidential Purchaser Questionnaire is included in the Subscription Booklet provided to Investors separately.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the Memorandum, in any SEC Report (as defined below) or on a Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit A-1 and delivered to the Investors participating in the Initial Closing or a Subsequent Closing (the “Company Schedule of Exceptions”), the following is true and accurate as of the date of the Initial Closing and any Subsequent Closing Date:

2.1. Subsidiaries. The Company owns, directly or indirectly, subsidiaries for the purposes of pursuing its business, including Gadsden, and FC Global Realty Operating Partnership, LLC its operating partnerships. The Company is the general partner of such operating partnership. Each such subsidiary of such operating partnership is, directly or indirectly, owned by such operating partnership.

2.2. Organization and Qualification.

(a) Except to the extent that such could not have a Material Adverse Effect on the Company, on a consolidated basis, the Company and each of its subsidiaries is an entity duly incorporated or formed, validly existing and in good standing under the laws of the state of its incorporation or formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) The Company and each subsidiary is not in violation or default of any of the provisions of its certificate of incorporation or its bylaws or similar charter document.

(c) The Company and each subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, or (iii) a material adverse effect on the Company’s and its subsidiaries’ ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.3. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Loan Agreement, Notes, Warrants and the Escrow Agreement (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) other provisions as may be limited by applicable law.

2.4. No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Warrants and the Common Stock, issuable upon exercise thereof (the “Warrant Shares”), and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

2.5. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings with the Securities and Exchange Commission (the “Commission”) required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) the notice and/or application to the trading market on which the Common Stock of the Company is traded or listed in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (iv) the filings to perfect the security interest under the terms of the Loan Agreement (collectively, the “Required Approvals”).

2.6. Issuance of the Notes and Warrant Shares. The Notes and Warrants have been authorized by all corporate action and duly executed and delivered by Gadsden and the Company, respectively. The Warrant Shares are duly authorized and reserved for issuance and, when issued and paid for in accordance with the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

2.7. SEC Reports; Financial Statements. (a) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) through the filing date of the most recent date of either the Annual Report on Form 10-K or the Quarterly Report on Form 10-Q for the most recently ended annual or quarter period immediately prior to the date of this Agreement with the Investor (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), were filed on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, none of the SEC Reports when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, when filed complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(b) Since the date of the latest audited financial statements included within the SEC Reports (the “Financial Statements”), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s Financial Statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement (i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

2.8. Capitalization. The capitalization of the Company as of immediately prior to the Initial Closing is as provided in all material respects in the SEC Reports or Memorandum, including awards and grants under the Company equity compensation plan described in the SEC Reports (the “Stock Plan”). All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Warrants or the Warrant Shares.

2.9. Litigation. Except as disclosed in the SEC Reports and the Memorandum, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, overtly threatened against the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Warrant Shares, in any material respects. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

2.10. Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.11. Compliance. To the Company’s knowledge, the Company and except as would not have a Material Adverse Effect: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

2.12. Environmental Laws. The Company and its subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

2.13. Regulatory Permits. To the Company’s knowledge, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses described in the SEC Reports and the Memorandum, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.14. Title to Assets. The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens described in the SEC Reports or the Memorandum; (ii) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company are in compliance.

2.15. Intellectual Property. To the Company’s knowledge, the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, other than encumbrances and rights created by licenses of the Company’s technology to the Company’s customers, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses, necessary to conduct its business (including any licenses or rights described in the SEC Reports and Memorandum) and there is no claim or action by any person pertaining to, or proceeding, pending or, to the Company’s knowledge, overtly threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s business. To the Company’s knowledge, none of the Company’s proposed products, services or processes infringe on the patents currently held by any third party. Except as described in the SEC Reports and Memorandum, to the Company’s knowledge, the Company is under no obligation to pay royalties whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, or technology it has developed, uses, or employs, other than licenses to third party software and technology where the Company has determined that such licensed software or technology is appropriate for the conduct of the Company’s business.

2.16. Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the subsidiaries are engaged. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

2.17. Transactions with Affiliates and Employees. Except as set forth in the SEC Reports and the Memorandum, none of the directors, officers and significant equity holders of the Company’s securities, in each case, as described in the SEC Reports and the Memorandum, and none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $50,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company (iii) other employee benefits, including stock option agreements under any stock option plan of the Company; and (iv) other than for investment banking or financial services.

2.18. Certain Fees. Other than the fees payable to the Placement Agent pursuant to the Engagement Letter, dated April 25, 2019, by and between the Company and the Placement Agent, as amended (the “Engagement Letter”), as disclosed under Section 8.7 of this Agreement, or as otherwise disclosed on the Company Schedule of Exceptions, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents except that the proceeds from purchase and sale of the Securities shall be used to pay the fee payable to the Placement Agent pursuant to the terms of the Engagement Letter.

2.19. Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company and its subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, which are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date. Except as set forth in the SEC Reports describing certain weaknesses, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports describing certain weaknesses, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and its subsidiaries and designed disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and its subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date which includes discussion of certain weaknesses. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

2.20. No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

2.21. Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company and Gadsden to the Investors as contemplated hereby.

2.22. Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) that requires to be registered as such under the Investment Company Act. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company.

2.23. No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 4, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

2.24. Listing and Maintenance Requirements; DTC Delivery. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, and the Company has not received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

2.25. Solvency. Based on the consolidated financial condition of the Company as of the applicable Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

2.26. Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all required United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject after giving effect to permitted extensions, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

2.27. No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

2.28. Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person or entity any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

2.29. Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.30. Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that to its knowledge each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.31. Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.32. Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

2.33. Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.34. No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

2.35. Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

2.36. Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the applicable Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

2.37. Placement Agent Reliance. The Company agrees that the Placement Agent shall be entitled to rely on the representations and warranties of the Company contained in this Section 2 as if the Placement Agent were a party to this Agreement.

3. Representations and Warranties of Gadsden. Gadsden hereby represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit A-2 and delivered to the Investors (the “Gadsden Schedule of Exceptions”), each and every representation and warranty made by Gadsden in the Loan Agreement, each of which is incorporated by reference into this Section 3, is true and accurate as of the date of the Initial Closing and any Subsequent Closing Date. Gadsden agrees that the Placement Agent shall be entitled to rely on the representations and warranties of Gadsden contained in this Section 3 as if the Placement Agent were a party to this Agreement.

4. Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby represents and warrants that:

4.1. Authorization. Investor (i) if a natural person, represents that Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other Transaction Documents to which it is a party and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other Transaction Documents to which it is a party and to carry out the provisions hereof and thereof and to purchase and hold the Securities the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which Investor is a party or by which it is bound.

4.2. Purchase Entirely for Own Account. The Securities to be purchased by the Investor will be acquired for investment for the Investor’s own account and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

4.3. Disclosure of Information. The Investor acknowledges that it has received all the information that it has requested relating to the Company, Gadsden and the purchase of the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company and Gadsden regarding the terms and conditions of the Offering of the Securities. The Investor acknowledges receipt of the SEC Reports included in Memorandum and the Memorandum. The foregoing, however, does not limit or modify the representations and warranties of the Company in Sections 2 and 3 of this Agreement or in any other Transaction Document or the right of the Investor to rely thereon.

4.4. Investment Experience. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.5. Accredited Investor. The Investor meets the requirements of at least one of the suitability standards for an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”) and as set forth on the Accredited Investor Certification.

4.6. Restricted Securities. Investor understands that the Securities that it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

4.7. High Risk and Speculative Investment. Investor recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the risk factors set forth in the SEC Reports and the Memorandum and the following: (a) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) the Investor may not be able to liquidate its investment; (c) transferability of the Securities is extremely limited; (d) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Securities; and (e) that the Securities will not become actively traded. Investor has reviewed the Risk Factors which are set forth in the SEC Reports and the Memorandum.

4.8. Use of Proceeds. Investor acknowledges and understands that the proceeds from the sale of the Securities are expected to be used by the Company in the manner set forth in the Memorandum.

4.9. General Solicitation. Investor is not purchasing the Securities as a result of any advertisement, article, notice, or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented in any seminar or any other general solicitation or general advertisement.

4.10. Fees. Other than the fees payable to the Placement Agent as described in Section 8.7 below, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents except that the proceeds from purchase and sale of the Securities shall be used to pay the fee payable to the Placement Agent pursuant to the terms of the Engagement Letter.

4.11. Legends. It is understood that the certificates evidencing the Securities (and the equity securities issuable upon conversion and exercise thereof, respectively) may bear the following legend, in addition to any other legends required by applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE (OR AN AFFIDAVIT OF LOST CERTIFICATE ACCEPTABLE TO THE ISSUER) MUST BE SURRENDERED TO THE ISSUER OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN THE SECURITIES REPRESENTED HEREBY.”

4.12. For ERISA plans only. To the extent an Investor is the fiduciary of the ERISA plan (the “Plan”), it represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Investor fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision. The Investor fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

4.13. OFAC List.

(a) Investor should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. Investor represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(b) To the best of Investor’s knowledge, none of: (1) Investor; (2) any person controlling or controlled by Investor; (3) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (4) any person for whom Investor is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. Investor agrees to promptly notify the Company and the Placement Agent should Investor become aware of any change in the information set forth in these representations. Investor understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of Investor, either by prohibiting additional subscriptions from Investor, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose Investor’s identity to OFAC. Investor further acknowledges that the Company may, by written notice to Investor, suspend the redemption rights, if any, of Investor if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c) To the best of Investor’s knowledge, none of: (1) Investor; (2) any person controlling or controlled by Investor; (3) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (4) any person for whom Investor is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure.

4.14. Foreign Bank. If Investor is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, Investor represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

4.15. Investment Representations, Warranties and Covenants by Non-United States Persons. Each Investor who is a Non-U.S. person (as that term is defined in Section 3.15(c)) hereby represents and warrants to the Company as follows:

(a) This Agreement is made by the Company with the Investor, who is a Non-U.S. person, in reliance upon such Non-U.S. person’s representations, warranties and covenants made in this Section 3.15.

(b) Such Non-U.S. person has been advised and acknowledges that:

(i) the Securities and the Warrant Shares have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii) in issuing and selling the Securities and the Warrant Shares to such Non-U.S. person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(a)(2) under the Securities Act;

(iii) it is a condition to the availability of the Regulation S “safe harbor” that the Securities and the Warrant Shares not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing Date; and

(iv) notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the Securities and the Warrant Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

(c) As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S) means:

(i) a natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. person;

(iv) any trust of which any trustee is a U.S. person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(viii) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(d) As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(e) Such Non-U.S. person agrees that with respect to the Securities and the Warrant Shares, until the expiration of the Restricted Period:

(i) such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities and the Warrant Shares, or any beneficial interest therein in the United States or to or for the account of a U.S. person; and

(ii) notwithstanding the foregoing, the Securities and the Warrant Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the

(iii) Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

(iv) such Non-U.S. person shall not engage in hedging transactions with regard to the Securities and the Warrant Shares unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Securities and the Warrant Shares, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Securities and the Warrant Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(f) Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities and the Warrant Shares.

(g) Such Non-U.S. person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. person and is not acquiring the Securities or the Warrant Shares for the account or benefit of any U.S. person; and (iii) at the time of the Closing Date, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith will be located outside the United States.

(h) At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s order to purchase the Securities or the Warrant Shares and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith were located outside the United States.

(i) Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(j) Such Non-U.S. person acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this 3.17 and shall transfer such shares on the books of the Company only to the extent consistent therewith.

In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of the Securities or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(k) Such Investor understands and agrees that each certificate held by such Non-U.S. person representing the Securities or the Warrant Shares, or any other securities issued in respect of the Securities or the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by this Agreement or under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

4.16. Representations by Non-United States persons. If an Investor is not a United States person, the Investor hereby represents that the Investor is satisfied as to the full observance of the laws of the Investor’s jurisdiction in connection with any invitation to subscribe for the Securities and the Warrant Shares or any use of the Transaction Documents, including (i) the legal requirements within the Investor’s jurisdiction for the purchase of the Securities and the Warrant Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. The Investor’s subscription and payment for, and the Investor’s continued beneficial ownership of, the Securities and the Warrant Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

5. Conditions of the Investors’ Obligations at Closing. The obligations of the Investors under subsection 1.2 of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions:

5.1. Representations and Warranties of the Company. Except as set forth in the Company Schedule of Exceptions delivered to the Investors purchasing Securities in such Closing, the representations and warranties of the Company contained in Section 2 hereof shall be true on and as of the date of such Closing.

5.2. Representations and Warranties of Gadsden. Except as set forth in the Gadsden Schedule of Exceptions delivered to the Investors purchasing Securities in such Closing, the representations and warranties of Gadsden contained in Section 3 hereof shall be true on and as of the date of such Closing

5.3. Company Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.4. Gadsden Performance. Gadsden shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement and the Loan Agreement that are required to be performed or complied with by it on or before the Closing.

5.5. Suspension of Offering. No order suspending or enjoining the Offering or sale of the Securities has been issued, and no proceedings for that purpose or a similar purpose have been initiated or are pending, or, to the best of the Company’s knowledge, are contemplated or threatened.

5.6. No Material Adverse Effect. There shall have been no Material Adverse Effect with respect to the Company since the date hereof.

5.7. Company Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Placement Agent on behalf of the Investors a certificate certifying that the conditions specified in Sections 5.1, 5.3, 5.5 and 5.6 have been fulfilled.

5.8. Gadsden Compliance Certificate. The Chief Executive Officer of Gadsden shall deliver to the Placement Agent on behalf of the Investors a certificate certifying that the conditions specified in Sections 5.2 and 5.4 have been fulfilled.

5.9. Opinion of Counsel. The Placement Agent on behalf of the Investors, shall have received from BEVILACQUA PLLC an opinion, dated as of the date of the Initial Closing, and if requested by the Placement Agent in respect of Closings subsequent to the Initial Closing, a confirmation of its opinion, each in a form reasonably acceptable to counsel to the Placement Agent.

6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investors, it being acknowledged that the Company may effect a Closing with such Investors where the following conditions are true and correct or waived at the sole discretion of the Company:

6.1. Representations and Warranties. The representations and warranties of the Investors contained in Section 4 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

6.2. Payment of Purchase Price. The Investors shall have delivered the purchase price specified in Section 1.2.

7. Notes and Warrants. No later than three (3) business days after each Closing, the Company shall deliver the original Notes and Warrants purchased by the Investors in such Closing, as specified in Section 1.

8. Miscellaneous.

8.1. Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for a period of eighteen months. The Investors are entitled to rely, and the parties hereby acknowledge that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Investors. The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

8.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any Securities sold hereunder.

8.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

8.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or by e-mail delivery of a “.pdf” format data file, either of which shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) this Agreement with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.6. Notices. Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or two days after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

If to the Investors to:

The addresses sent forth on the signature pages attached.

If to Company or Gadsden, to:

FC Global Realty Incorporated

15150 N. Hayden Road, Suite 235

Scottsdale, Arizona 85260

Attention: John Hartman, Chief Executive Officer

With a copy, which shall not constitute notice, to:

BEVILACQUA PLLC

1050 Connecticut Avenue, NW, Suite 500

Washington, D.C. 20036
Telephone: 202-869-0888
Attention: Louis A. Bevilacqua

Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

8.7. Compensation of Placement Agent. Each Investor acknowledges that it is aware that the Placement Agent will receive from the Company, in consideration of its services as Placement Agent in respect of the transactions contemplated hereby, (a) selling commissions aggregating 8% of the aggregate principal amount of the Notes sold at each closing, payable in cash, (b) reimbursement for reasonable and documented expenses incurred by the Placement Agent, including legal fees and expenses of its counsel, and (c) a warrant to purchase shares of the Company’s Common Stock in a number equal to the quotient of 2% of the aggregate principal amount of the Notes sold in each Closing divided by the market price of the Company’s Common Stock on such Closing Date or, if the Closing occurs on a non-trading day, the closing price on the most recent trading day for that Common Stock, with the terms as described in the Memorandum.

8.8. Transaction Expenses; Enforcement of Transaction Documents. The Company and each Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

8.9. Amendments and Waivers. Except as set forth in Section 1.3(b), this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Holders (as defined below). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 8.7 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement and at the time outstanding each future holder of all such Securities, and the Company. For purposes hereof, “Requisite Holder(s)” shall mean Investors representing a majority of the aggregate principal amount of Notes purchased by the Investors pursuant to this Agreement.

8.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.11. Entire Agreement. This Agreement, the Loan Agreement, the Note, the Warrant, and Escrow Agreement, together with the Omnibus Signature Page and Purchaser Questionnaire and the documents referred to herein and therein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein

8.12. Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any person other than the parties hereto and their respective permitted successors and assigns, except for Sections 2.28 and 3 which shall be for the benefit of, and enforceable by, the Placement Agent.

8.13. Independent Nature of Investors. The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents and warrants that it has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledges and understands that BEVILACQUA PLLC has served as counsel to the Company only, and the Investors cannot rely upon BEVILACQUA PLLC in any manner with regard to their decision to participate in the transactions contemplated hereby. Each Investor also acknowledges and understands that Golenbock Eiseman Assor Bell & Peskoe LLP has served as counsel to the Placement Agent only and the Investors cannot rely upon Golenbock Eiseman Assor Bell & Peskoe LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

FC GLOBAL REALTY INCORPORATED,
a Nevada corporation

By:
	Name:	John Hartman
	Title:	Chief Executive Officer

Gadsden:

GADSDEN GROWTH PROPERTIES, L.P.,
a Delaware limited partnership

By: FC GLOBAL REALTY INCORPORATED,
its General Partner

By:
	Name:	John Hartman
	Title:	Chief Executive Officer

Investors:

[TO SIGN AND COMPLETE OMNIBUS SIGNATURE PAGE ANNEXED HERETO]

EXHIBIT A-1

EXHIBIT A-2

EXHIBIT B

See attached Form of Note.

EXHIBIT C

See attached Form of Warrant.